UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21985

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340 Raleigh, North Carolina			27615
(Address of principal executive offices)			(Zip code)

David B. Perkins 6601 Six Forks Road, Suite 340 Raleigh, North Carolina 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(919) 846-2324

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

MARCH 31, 2016

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Mark W. Yusko

ANNUAL REVIEW

For the fiscal year ended March 31, 2016, the Core Alternatives Institutional Fund, L.P. returned -5.96%, the Core Alternatives Fund, L.P. returned -6.70%, the Core Alternatives TEI Fund, L.P. returned -6.89%, and the Core Alternatives TEI Institutional Fund, L.P. returned -6.06%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the "Master Fund"). Returns of the Funds will differ since the Funds have different expenses. Although disappointing, Fund performance remained ahead of its benchmark, the HFRX Global Hedge Fund Index, which lost -7.4% for the period, which is illustrative of the overall challenging environment for Hedged Investments during the period.

Within the Core Alternatives Institutional Fund, Hedged Investments, which includes the Absolute Return, Enhanced Fixed Income, and Opportunistic Equity strategies, drove detraction for the period, with losses of -11.3%, while Private Investments lost slightly, -1.0%. Hedged Investments' underperformance in the first quarter of 2016 drove negative returns, as volatility in markets driven by macro dynamics, not fundamentals, caused Hedged

Investments to lose earlier period gains. Within Private Investments, gains were driven by Private Equity, including Growth, Venture Capital, Buyout strategies, and Private Real Estate. However, returns were almost entirely offset by declines within commodity-linked Private Energy exposures and minor losses within Private Debt.

Similar to the portfolio construction of notable endowments, the strategic target allocation of the Fund now sits at a 50/50 split between Private and Hedged Investments to provide investors potential return enhancement from Private Investments and potential risk mitigation from Hedged Investments. At the end of the fiscal year, Private Investments represented 61% of the Master Fund, while Hedged Investments represented 38%. Currently the Fund is overweight in Private Investments due to Hedged Investments' underperformance over the period, however, we believe the weighting will gradually rebalance to target levels as Hedged Investment performance normalizes and as distributions from underlying Private Investments occur.

STRATEGY COMMENTARY

Private Investments†

Private Investments lost approximately -1.0% for the period, with gains in Venture Capital, Growth, Buyouts, and Private Real Estate, but returns were muted due to losses in Private Energy and Private Debt.

Venture Capital led Private Investments for the period, with returns over the last twelve months driven by gains in cutting edge technology and disruptive innovation investments. Within the portfolio, exposure through underlying funds within the Private Investments strategy, to disruptive businesses (Airbnb*, Palantir*, Lyft*, and SpaceX*) have contributed positively to returns. Although media headlines have driven many investors to be skeptical of value remaining in the space, we believe Venture Capital remains attractive, and with a disciplined approach, we expect to invest in companies with innovative technology and tangible market share to substantiate company valuations.

Growth, Buyouts, and Private Real Estate also gained for the period due to the maturity of these underlying investments. Earlier vintage year exposures' realizations or exits from underlying investments have resulted in gains for the portfolio. These gains illustrate the embedded value potential within our Private Investments portfolio which is diversified by manager, stage, strategy, and geography.

Private Energy was the worst performer within Private Investments as commodity linked exposures suffered in a depressed energy price environment. Among Private Energy exposures, MLPs and energy services investments continued to get squeezed in the wake of lower energy prices and saw some of the largest drawdowns in the sector. Since the end of 2015, oil prices have rebounded slightly, however, we expect further shake-outs among players to occur. We take a longer term view in the sector and believe energy allocations remain well positioned, as exposures are concentrated alongside

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industry veterans where consolidation may prove lucrative to competitive positioning.

Hedged Investments†

Hedged Investments detracted -11.3% for the period. The Hedged Investments portfolio entered 2016 with gains of +2.1%, but dramatic market dislocation in the first quarter of 2016 wiped out all previously earned gains and drove Hedged Investments to be negative for the period. Global macro-economic factors drove market volatility in the first quarter and turned fundamental stock picking upside down. Within the Master Fund, the relative underperformance among our top 10 managers was some of the worst experienced in these managers' history.

Within the Hedged Investments portfolio, concentrated themes in healthcare, Japan, and China detracted, as Fed policy, currency movements, and political rhetoric drove market volatility. Healthcare allocations led detraction driven by headline risks and political posturing for the upcoming elections in the U.S. Kuroda-San's decision to implement negative interest rates drove losses in Japanese allocations, specifically in financial sector and short yen exposures.

Equity dislocations in the first quarter of 2016 were caused in large part by sizeable players deleveraging their portfolios and stood as the main catalyst for negative performance for our Absolute Return manager. Our primary Tactical Trading manager's long positions in energy at the beginning of the year, coupled with short positioning in emerging market currency in the first quarter of 2016, drove detraction. Although disappointing, we see such short positioning as a hedge to long emerging market exposures in other parts of the portfolio.

Positive contributions for the year came from dedicated Argentina allocations and our primary Enhanced Fixed Income Manager. Allocations in Argentina posted positive returns due to the settlement of the sovereign debt dispute. As the catalyst for this investment thesis has now played out, we expect to liquidate this position over the next 12 months. Our primary Enhanced Fixed Income Manager's strategic positioning in U.S. based credit and equity opportunities that focus on distressed, event-driven high yield and special situations equity also generated positive performance.

Looking ahead, positioning in Hedged Investments will likely shift slightly. Although we believe Japan remains the cheapest among developed equity markets, recent action by the Bank of Japan led us to trim Japan exposure over the period, de-risking our exposure to this theme. We will also reduce Argentina allocations that have played out. With the proceeds of these reductions, we will look to potentially add a new fundamental Hedged Investments manager.

FUND OUTLOOK

As we begin the second quarter of 2016, market environments of uncertainty continue to loom, as commodity weakness and global government intervention continue to contribute to heightened volatility. Although challenging for traditional strategies, increased levels of volatility present alpha^ generation opportunities for the alternative investment managers available in the Hatteras Core Alternatives Fund.

We believe private markets continue to offer compelling investment opportunities, unlike those available in public markets. Specifically, niche opportunities in select regions, where manager expertise and networks provide additional value-add opportunities. Innovation also continues to be a theme, as new technology disrupts current business models within industries. Through the Private Investments portfolio, investors gain immediate access to a diversified, evergreen private investment portfolio.

Hedged Investments are also attractive, and we believe elevated volatility and dispersion in stock prices provide a good environment for fundamental stock picking. Among our top holdings, managers have proven their ability to generate returns through both long and short positioning. Strategically, themes remain constant with allocations to sector-specific managers in technology, media, telecom, and healthcare and geographic-focused managers in Japan and Emerging Asia.

As we look ahead, we are pleased with the Fund's current positioning. Employing an endowment style approach to investing, the Hatteras Core Alternatives Fund provides investors risk mitigation, diversification, and return enhancement through both Private and Hedged Investments. We believe an allocation to alternative investments is especially important in times like these, and we are confident that the managers will continue to add value for our investors.

As always, we appreciate the continued confidence you have placed in the Hatteras Core Alternatives Fund. Thank you again, and if you have any questions, please do not hesitate to contact us.

Sincerely,

The Hatteras Core Alternatives Funds Investment Team

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*  As of 3/31/2016, Airbnb, Palantir, SpaceX, and Lyft represented 0.71%, 0.95%, 0.22%, and 0.58%, respectively, of the Hatteras Master Fund's total investments. References to specific funds should not be considered a recommendation by the Fund, its Advisor, or Distributor. A "Core" holding in the hedge fund portfolio is one where the Master Fund has not requested a full redemption or is not actively redeeming each quarter. The Master Fund may reduce weightings from Core holdings periodically to diversify the portfolio.

^  Gross Returns: The Funds are part of a Master/Feeder fund complex. Partners are unable to invest directly in the Master Fund. The portfolio analysis figures shown offer historical performance for sub-strategies in the Master Fund as a composite of the actual underlying advisory funds. The portfolio analysis figures shown indicate how sub-strategies performed on a stand-alone basis. However, none of the sub-strategies shown above are offered as standalone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Hatteras Funds. The portfolio analysis figures are calculated at the Master Fund level and include investments in the portfolio that were brought into the Master Fund at the time of the conversion to the Master/Feeder structure. The portfolio analysis figures are net of the expenses of the underlying investment manager fees and expenses and fund of fund level fees and reflect reinvestment of all distributions, if applicable. However, the portfolio analysis figures do not reflect Hatteras Master Fund or Feeder Fund expenses, including placement fees, if applicable, fund administration fees, custody fees, fund accounting fees, etc., which would reduce the figures shown. Consequently, the information above was included for educational purposes only and should not be used to evaluate overall performance of the Hatteras Funds. Investors should refer to the performance data on hatterasfunds.com for the actual performance of the Funds. Past performance does not guarantee future results.

†  The portfolio analysis figures offer historical performance for each individual strategy as a composite of the Master Fund. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. For analytical and attribution purposes, returns are reported from the Hatteras Core Alternative Institutional Fund, L.P. However, none of the (composite) strategies shown are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Funds.

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PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2016	-2.16%	-2.72%	-1.21%										-5.97%
2015	0.08%	1.84%	-0.11%	0.53%	1.39%	-0.24%	1.87%	-1.25%	-1.59%	-1.46%	-0.11%	0.14%	1.02%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-5.97%	1.35%	-1.87%
1-Year	-6.70%	1.78%	-7.36%
3-Year (annualized)	2.97%	11.82%	-0.92%
5-Year (annualized)	1.86%	11.58%	-1.18%
10-Year (annualized)	1.50%	7.01%	-0.51%
Annualized Since Inception	2.30%	7.43%	0.22%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	28.46%	119.95%	2.41%
Standard Deviation[4]	6.04	14.71	5.93
Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2016	-2.17%	-2.73%	-1.28%										-6.06%
2015	0.08%	1.83%	-0.12%	0.52%	1.28%	0.29%	1.68%	-1.14%	-1.47%	-1.48%	-0.13%	0.12%	0.90%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-6.06%	1.35%	-1.87%
1-Year	-6.89%	1.78%	-7.36%
3-Year (annualized)	2.82%	11.82%	-0.92%
5-Year (annualized)	1.72%	11.58%	-1.18%
10-Year (annualized)	1.34%	7.01%	-0.51%
Annualized Since Inception	2.15%	7.43%	0.22%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	26.33%	119.95%	2.41%
Standard Deviation[4]	6.03	14.71	5.93
Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.43% and 6.85%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.63% and 7.05%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.42%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

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PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2016	-2.09%	-2.65%	-1.20%										-5.82%
2015	0.14%	1.72%	-0.05%	0.54%	1.32%	-0.15%	1.76%	-1.07%	-1.38%	-1.26%	-0.04%	0.19%	1.66%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-5.82%	1.35%	-1.87%
1-Year	-5.96%	1.78%	-7.36%
3-Year (annualized)	3.41%	11.82%	-0.92%
5-Year (annualized)	2.43%	11.58%	-1.18%
Annualized Since Inception	1.78%	6.38%	-1.10%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	17.76%	77.17%	-9.70%
Standard Deviation[4]	6.20	15.80	6.14
Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2016	-2.09%	-2.65%	-1.24%										-5.87%
2015	0.14%	1.72%	-0.04%	0.54%	1.32%	-0.15%	1.75%	-1.08%	-1.39%	-1.27%	-0.05%	0.18%	1.62%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-5.87%	1.35%	-1.87%
1-Year	-6.06%	1.78%	-7.36%
3-Year (annualized)	3.15%	11.82%	-0.92%
5-Year (annualized)	2.21%	11.58%	-1.18%
Annualized Since Inception	1.49%	6.26%	-1.27%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	14.54%	74.53%	-11.03%
Standard Deviation[4]	6.20	15.87	6.14
Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 1.66% and 6.08%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 1.75% and 6.17%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.42%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

5

PERFORMANCE SUMMARY (UNAUDITED)

ALLOCATION

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	50%	38%	48
Private Investments	50%	61%	126
Cash	0%	1%	—
Total	100%	100%	174

STRATEGY ALLOCATION

6

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance March 31, 2016	Percent of Partners' Capital
Citadel Wellington, LLC (Class A)	$21,895,857	3.18%
Passport Long Short Fund, L.P.	21,743,778	3.16%
Teng Yue Partners Fund, L.P.	20,605,403	3.00%
Viking Global Equities, L.P.	19,386,794	2.82%
Tybourne Equity (US) Fund, Class A	19,237,163	2.80%
Hound Partners, L.P.	17,249,602	2.51%
The Founders Fund III, L.P.	16,632,348	2.42%
SR Global Fund, L.P. (Japan), Class H	15,494,002	2.25%
Light Street Argon, L.P.	14,845,530	2.16%
Hayman Capital Partners, L.P.	14,408,515	2.09%

Portfolio composition will change due to ongoing management of the Master Fund.

7

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, or almost all, invested in equities, long and short.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

8

STRATEGY DEFINITIONS

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

Hedged Investments: Portfolio management that uses sophisticated investment tactics to minimize risk and provide positive returns. Hedged investments are generally set up as private investment partnerships and are not subject to registration under the Investment Company Act of 1940. As such, they may lack liquidity, be available only to certain high net worth investors and institutions, and may use strategies that employ leverage and shorts.

Hedged Investments include the following sub-strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, and Tactical Trading.

Opportunistic Equity: Opportunistic investing in broad groupings of different strategies and techniques that all have the similar trait of allowing the investment manager to seize an advantage in knowledge, research, temporary pricing anomalies, or market-specific inefficiencies to generate profit.

Enhanced Fixed Income: These strategies utilize global fixed income investments that may potentially offer high yields with little correlation to traditional, domestic fixed income investments. The universe typically includes global sovereign, corporate high yield and distressed bonds, as well as bank loans.

Absolute Return: Investors in these strategies seek to produce positive returns regardless of the direction of general markets. Hedge funds target absolute returns versus mutual funds, which typically target returns relative to a benchmark.

Tactical Trading: The Tactical Trading investment strategy is composed generally of Advisers who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity trading advisors ("CTAs") and managed futures managers are included in the Tactical Trading investment strategy. The Tactical Trading investment strategy will have a relatively low correlation to the equity markets.

9

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to "qualified clients" within the meaning of U.S. securities laws.

Please carefully consider the investment objectives, risks, and charges and expenses of the Fund before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Fund. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at www.hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively referred to herein as the "Hatteras Core Alternatives Fund" or the "Fund") are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors' money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through investment in the Master Fund, invests substantially all of its assets in private funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund does not have the benefit of various protections provided under the 1940 Act with respect to an investment in such private equity investments. Investments in the Fund involve a high degree of risk, including the complete loss of capital. The Fund provides limited liquidity, and units of the Fund are not transferable. General Risks, Special Risks and Investment-Related Risks of the Fund include, but are not limited to, Limited Operating History of the Fund, Limited Liquidity, Reporting Requirements, Non-Listed Status of Units, Non-Diversified Status, Legal, Tax and Regulatory Risks, Underlying Portfolio Funds Not Registered, Portfolio Funds Generally Non-Diversified, Valuation of Portfolio Funds, Multiple Levels of Fees and Expenses, Portfolio Fund Managers Invest Independently, Portfolio Fund Operations Not Transparent, Concentration of Investments, Derivative Instruments, Distressed Investments, Valuation of Illiquid Securities and Derivative Positions, Unspecified Investments, Leverage, Risks of Capital Call Failures, and Limited Selectivity of Investments. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund's Investment Manager. Although the investment manager for the Fund expects to receive detailed information from each private equity investment on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying private equity investments are not required to provide transparency with respect to their respective investments. By investing in the private equity investments indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and the underlying private equity fund levels. Certain private equity investments will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state, and local levels. Please see the prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations. The foregoing risk factors do not purport to be a complete list or explanation of the risks involved in an investment in the Fund. In addition, as the Fund's portfolio develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC, is affiliated with Hatteras Funds, LLC by virtue of common control/ownership.

10

HATTERAS FUNDS

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2016

HATTERAS FUNDS

As of and for the year ended March 31, 2016

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS FUNDS

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To each of the Board of Directors and Partners of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities and partners' capital of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. (each a Delaware Limited Partnership) as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (as captured in the notes to the financial statements). We have also audited the consolidated statements of assets, liabilities and partners' capital of Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternative TEI Institutional Fund, L.P. (each a Delaware Limited Partnership) (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P., the "Feeder Funds") as of March 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (as presented in Note 8 of the financial statements). These financial statements and financial highlights are the responsibility of the Feeder Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P., as of March 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their partners' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the consolidated financial position of Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. as of March 31, 2016, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in in their partners' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 31, 2016

1

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2016

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$108,274,329	$142,962,978	$118,267,207	$318,377,132
Cash	200,000	205,000	200,000	205,258
Receivable for withdrawals from Hatteras Master Fund, L.P.	5,774,798	7,619,878	6,311,873	16,974,261
Prepaid assets	4,545	6,025	4,886	13,073
Total assets	$114,253,672	$150,793,881	$124,783,966	$335,569,724
Liabilities and partners' capital
Withdrawals payable	$5,774,798	$7,619,878	$6,311,873	$16,974,261
Servicing fee payable	81,867	108,021	10,521	28,292
Professional fees payable	56,500	31,500	51,500	31,500
Accounting and administration fees payable	21,403	29,183	18,902	32,008
Printing fees payable	25,000	25,000	25,000	25,000
Custodian fees payable	2,839	2,731	2,541	3,411
Withholding tax payable	—	91,145	—	178,249
Total liabilities	5,962,407	7,907,458	6,420,337	17,272,721
Partners' capital	108,291,265	142,886,423	118,363,629	318,297,003
Total liabilities and partners' capital	$114,253,672	$150,793,881	$124,783,966	$335,569,724
Components of partners' capital
Capital contributions (net)	$93,826,140	$129,607,699	$99,588,582	$242,253,453
Accumulated net investment gain (loss)	(9,193,379)	(13,336,703)	7,648,648	19,288,668
Accumulated net realized gain	14,943,471	21,856,551	16,448,864	59,062,415
Accumulated net unrealized appreciation (depreciation) on investments	8,715,033	4,758,876	(5,322,465)	(2,307,533)
Partners' capital	$108,291,265	$142,886,423	$118,363,629	$318,297,003
Net asset value per unit	$101.78	$100.97	$106.91	$105.63
Maximum offering price per unit**	$103.86	$103.03	$106.91	$105.63
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	10,000,000.00
Number of outstanding units	1,064,014.34	1,415,088.11	1,107,141.48	3,013,276.22

*  Consolidated Statement. See note 2 to the financial statements.

**  The maximum front-end sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.
2

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF OPERATIONS

For the year ended March 31, 2016

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment income allocated from Hatteras Master Fund, L.P.
Investment income	$6,214,242	$8,233,090	$6,725,352	$18,019,041
Operating expenses	(1,783,438)	(2,361,496)	(1,934,573)	(5,188,409)
Reverse accrued Performance Allocation	—	—	4,907	33,820
Net investment income allocated from Hatteras Master Fund, L.P.	4,430,804	5,871,594	4,795,686	12,864,452
Feeder Fund investment income
Interest	17	17	20	24
Total Feeder Fund investment income	17	17	20	24
Feeder Fund expenses
Servicing fee	1,127,005	1,491,464	143,466	384,597
Accounting and administration fees	130,997	181,071	114,463	190,870
Insurance fees	19,163	25,436	20,592	55,049
Directors' fees	45,000	45,000	45,000	45,000
Professional fees	61,006	40,938	56,969	40,294
Printing fees	11,443	22,963	23,399	28,644
Custodian fees	8,725	9,678	9,103	11,243
Withholding tax	—	389,832	—	762,081
Other expenses	48,742	54,789	43,838	83,560
Total Feeder Fund expenses	1,452,081	2,261,171	456,830	1,601,338
Net investment income	2,978,740	3,610,440	4,338,876	11,263,138
Net realized gain and change in unrealized appreciation (depreciation) on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	7,836,806	10,371,875	8,509,154	22,837,691
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	(18,807,293)	(24,853,874)	(20,465,671)	(54,943,229)
Net realized gain and change in unrealized appreciation (depreciation) on investments allocated from Hatteras Master Fund, L.P.	(10,970,487)	(14,481,999)	(11,956,517)	(32,105,538)
Net decrease in partners' capital resulting from operations	$(7,991,747)	$(10,871,559)	$(7,617,641)	$(20,842,400)

*  Consolidated Statement. See note 2 to the financial statements.

See notes to financial statements.
3

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2015 and 2016

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners' Capital, at March 31, 2014	$166,775,946	$222,418,692	$179,279,121	$478,238,183
Capital contributions	725,618	1,016,593	—	1,081,188
Capital withdrawals	(33,180,412)	(45,086,897)	(34,962,533)	(93,835,896)
Net investment income	3,036,027	3,967,544	3,401,354	9,216,227
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	8,059,256	10,711,585	8,673,999	23,186,111
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	(1,324,222)	(1,746,342)	(1,428,959)	(3,825,874)
Partners' Capital, at March 31, 2015**	$144,092,213	$191,281,175	$154,962,982	$414,059,939
Capital contributions	—	300,000	322,600	2,636,412
Capital withdrawals	(27,809,201)	(37,823,193)	(29,304,312)	(77,556,948)
Net investment income	2,978,740	3,610,440	4,338,876	11,263,138
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	7,836,806	10,371,875	8,509,154	22,837,691
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	(18,807,293)	(24,853,874)	(20,465,671)	(54,943,229)
Partners' Capital, at March 31, 2016***	$108,291,265	$142,886,423	$118,363,629	$318,297,003

*  Consolidated Statement. See note 2 to the financial statements.

**  Including accumulated net investment gain/(loss) of $(12,172,119); $(16,947,143); $3,309,772; and $8,025,530, respectively

***  Including accumulated net investment gain/(loss) of $(9,193,379); $(13,336,703); $7,648,648; and $19,288,668, respectively.

See notes to financial statements.
4

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CASH FLOWS

For the year ended March 31, 2016

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net decrease in partners' capital resulting from operations	$(7,991,747)	$(10,871,559)	$(7,617,641)	$(20,842,400)
Adjustments to reconcile net decrease in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of interests in Hatteras Master Fund, L.P.	—	(114,951)	(244,507)	(2,173,386)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	29,273,094	39,891,961	29,689,144	78,708,690
Net investment income allocated from Hatteras Master Fund, L.P.	(4,430,804)	(5,871,594)	(4,795,686)	(12,864,452)
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions allocated from Hatteras Master Fund, L.P.	(7,836,806)	(10,371,875)	(8,509,154)	(22,837,691)
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	18,807,293	24,853,874	20,465,671	54,943,229
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	1,808,248	2,447,933	1,844,169	4,818,232
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	—	—	—	524,848
(Increase)/Decrease in prepaid assets	989	1,431	1,038	2,994
Increase/(Decrease) in withholding tax payable	—	25,249	—	49,085
Increase/(Decrease) in servicing fee payable	(25,646)	(34,702)	(3,073)	(8,032)
Increase/(Decrease) in accounting and administration fees payable	10,289	13,604	9,279	16,141
Increase/(Decrease) in professional fees payable	500	500	500	500
Increase/(Decrease) in custodian fees payable	2,039	1,525	1,741	1,268
Net cash provided by operating activities	29,617,449	39,971,396	30,841,481	80,339,026
Cash flows from financing activities:
Capital contributions	—	300,000	307,000	2,036,412
Capital withdrawals	(29,617,449)	(40,271,126)	(31,148,481)	(82,375,180)
Net cash used in financing activities	(29,617,449)	(39,971,126)	(30,841,481)	(80,338,768)
Net change in cash	—	270	—	258
Cash at beginning of year	200,000	204,730	200,000	205,000
Cash at end of year	$200,000	$205,000	$200,000	$205,258

*  Consolidated Statement. See note 2 to the financial statements.

See notes to financial statements.
5

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2016

1.  ORGANIZATION

The Hatteras Funds, each a "Feeder Fund" and collectively the "Feeder Funds" are:

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds' secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Hatteras Master Fund, L.P. (the "Master Fund" together with the Feeder Funds, the "Funds"), which is registered under the 1940 Act. Hatteras Funds, LP (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") serves as investment manager to the Master Fund. Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds ("Units") are the limited partners (each, a "Limited Partner" and together, the "Limited Partners") of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a "Blocker Fund" and collectively the "Blocker Funds"), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in the Master Fund. The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds' investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

Each Fund is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946"). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds' financial statements. The percentages of the Master Fund's beneficial limited partnership interests owned by the Feeder Funds at March 31, 2016 are:

Hatteras Core Alternatives Fund, L.P.	15.74%
Hatteras Core Alternatives TEI Fund, L.P.	20.78%
Hatteras Core Alternatives Institutional Fund, L.P.	17.19%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	46.29%

Each of the Feeder Funds has an appointed Board of Directors (collectively the "Boards"); which has the rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds' business.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States ("U.S.") dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Valuation of securities held by the Master Fund,

6

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

a.  Investment Valuation (concluded)

including the Master Fund's disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund's financial statements included elsewhere in this report.

b.  Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.  Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds is recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or Sub-Adviser. The Feeder Funds' specific expenses are recorded on an accrual basis.

d.  Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund's allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers ("Adviser Funds"). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.  Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the partners' capital, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For returns filed for the years ended December 31, 2012 through December 31, 2015, the Feeder Funds remain subject to examination by the respective tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2016 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2016, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of U.S. Federal income tax at the current statutory rate of their allocable share of the Master Fund's U.S.-source dividend income and other U.S.-source fixed or determinable annual or periodic gains, profits, or income as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended other than most forms of interest income.

f.  Cash

Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Partners' capital from operations during the reporting period. Actual results could differ from those estimates.

h.  Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds as presented in the Statements of Assets, Liabilities, and Partners' Capital, Statements of Operations, Statements of Changes in Partners' Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

7

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

3.  ALLOCATION OF LIMITED PARTNERS' CAPITAL

Net profits or net losses of the Feeder Funds for each allocation period ("Allocation Period") will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners' capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and net investment income or loss during an Allocation Period.

Allocation Periods generally begin on the first calendar day of each month and end at the close of business on the last day of each month.

The Feeder Funds maintain a separate capital account ("Capital Account") on their books for each Limited Partner. Each Limited Partner's Capital Account will have an opening balance equal to the Limited Partner's initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner's interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2014	1,624,178.15	2,178,910.44	1,677,741.88	4,526,662.44
Purchases	7,042.81	9,337.12	—	9,942.06
Sales	(310,388.78)	(424,245.26)	(314,695.02)	(854,130.68)
Ending Units, March 31, 2015	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82
Purchases	—	2,723.71	2,844.27	23,630.67
Sales	(256,817.84)	(351,637.90)	(258,749.65)	(692,828.27)
Ending Units, March 31, 2016	1,064,014.34	1,415,088.11	1,107,141.48	3,013,276.22

4.  RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. will pay the Investment Manager (in such capacity, the "Servicing Agent") a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end partners' capital of the applicable Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the cumulative "hurdle amount", which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the "Performance Allocation"). The Performance Allocation is calculated for each Feeder Fund at the Master Fund level. The Performance Allocation is made on a "peak to peak," or "high watermark" basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. The Investment Manager, MCCM and the Master Fund have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, MCCM is entitled to a portion of the Performance Allocation the Investment Manager receives from the Master Fund. For the year ended March 31, 2016, the Investment Manager of the Master Fund reversed a previously accrued Performance Allocation in the amount of $38,727, of which $4,907 was allocated to the Hatteras Core Alternatives Institutional Fund, L.P., and $33,820 was allocated to the Hatteras Core Alternatives TEI Institutional Fund, L.P., which is disclosed in the Statements of Operations.

Hatteras Capital Distributors, LLC ("HCD"), an affiliate of the Investment Manager, serves as the Feeder Funds' distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the partner's capital of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds' cash balances and provides custodial services for the Feeder Funds. UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners' capital, subject to certain minimums.

8

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

4.  RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

At March 31, 2016, Limited Partners who are affiliated with the Investment Manager or MCCM owned $602,618 (0.55% of Partners' Capital) of Hatteras Core Alternatives Fund, L.P., $1,743,845 (1.45% of Partners' Capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $243,836 (0.08% of Partners' Capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by certain principals of the Investment Manager, entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras Funds, LLC, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser purchased from Seller and Seller sold to Purchaser, 100% of the limited liability company interests of Hatteras Funds, LLC, and Purchaser assumed certain liabilities of the Seller (the "Purchase"). The terms of the Investment Management Agreement with the Master Fund were unchanged and had no effect on the Funds. The Purchase closed on January 5, 2016, and resulted in a change in control of Hatteras Funds, LLC and, therefore, constituted an "assignment" within the meaning of the 1940 Act of i) the existing advisory agreement between the Investment Manager and the Master Fund (the "Advisory Agreement"), and ii) the existing Sub-Advisory Agreement among the Investment Manager, MCCM and the Master Fund. The existing advisory agreement between Hatteras Funds, LLC and the Master Fund and the existing sub-advisory agreement among Hatteras Funds, LLC, MCCM and the Master Fund automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by an interim and then a new Advisory Agreement between Hatteras Funds, LLC and the Master Fund and an interim and then a new Sub-Advisory Agreement among Hatteras Funds, LLC, MCCM and the Master Fund that were approved by Investors at a special meeting that commenced on January 21, 2016 as reconvened on February 18, 2016 and March 10, 2016.

5.  RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund's financial statements included in this report along with the applicable Feeder Fund's prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds' investment objective will be met.

6.  REPURCHASE OF LIMITED PARTNERS' UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds' income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner's one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee. There were no repurchase fees charged during the year ended March 31, 2016.

7.  INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds' maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds' financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts for each Feeder Fund are calculated based on each Limited Partner's net asset value. The Investment Manager's interest is excluded from the calculations. An individual Limited Partner's ratios or returns may vary from the table below based on the timing of contributions and withdrawals and performance allocation.

The ratios are calculated by dividing total dollars of income or expenses, as applicable, by the average of total monthly Limited Partners' capital. The ratios include the Feeder Funds' proportionate share of the Master Fund's income and expenses.

9

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

Total return amounts are calculated based on the change in unit value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund's investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2011	$92.84	$92.72	$94.81	$94.69
Income from investment operations:
Net investment income (loss)	(0.41)	(0.40)	0.52	0.40
Net realized and unrealized loss on investment transactions	(2.86)	(2.95)	(3.14)	(3.05)
Total from investment operations	(3.27)	(3.35)	(2.62)	(2.65)
Unit Value, March 31, 2012	89.57	89.37	92.19	92.04
Income from investment operations:
Net investment income (loss)	(2.26)	(2.32)	0.21	0.17
Net realized and unrealized gain on investment transactions	5.92	5.83	4.28	4.05
Total from investment operations	3.66	3.51	4.49	4.22
Unit Value, March 31, 2013	93.23	92.88	96.68	96.26
Income from investment operations:
Net investment income (loss)	(0.64)	(0.84)	1.46	0.71
Net realized and unrealized gain on investment transactions	10.09	10.04	8.72	8.68
Total from investment operations	9.45	9.20	10.18	9.39
Unit Value, March 31, 2014	102.68	102.08	106.86	105.65
Income from investment operations:
Net investment income (loss)	0.15	(0.01)	2.48	2.44
Net realized and unrealized gain on investment transactions	6.26	6.37	4.35	4.35
Total from investment operations	6.41	6.36	6.83	6.79
Unit Value, March 31, 2015	109.09	108.44	113.69	112.44
Income from investment operations:
Net investment income	0.58	0.18	4.48	4.22
Net realized and unrealized loss on investment transactions	(7.89)	(7.65)	(11.26)	(11.03)
Total from investment operations	(7.31)	(7.47)	(6.78)	(6.81)
Unit Value, March 31, 2016	$101.78	$100.97	$106.91	$105.63

10

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2016	2015	2014	2013	2012
Total return before Performance Allocation	(6.70)%	6.24%	10.14%	4.09%	(3.52)%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	(6.70)%	6.24%	10.14%	4.09%	(3.52)%
Net investment income (loss)[1]	2.24%	1.90%	1.18%	(0.17)%	(0.29)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.44%	2.42%	2.38%	2.30%	2.33%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.44%	2.42%	2.38%	2.30%	2.33%
Partners' capital, end of year (000's)	$108,291	$144,092	$166,776	$184,954	$234,881
Portfolio Turnover Rate (Master Fund)	8.20%	8.78%	19.03%	25.15%	32.68%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense, from the Master Fund. For the years ended March 31, 2016-2012, the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were 0.12%, 0.10%, 0.09%, 0.08%, and 0.08%, respectively. For the years ended March 31, 2016-2012, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 2.32%, 2.32%, 2.29%, 2.22%, and 2.25%, respectively.

11

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2016	2015	2014	2013	2012
Total return before Performance Allocation	(6.89)%	6.23%	9.91%	3.93%	(3.62)%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	(6.89)%	6.23%	9.91%	3.93%	(3.62)%
Net investment income (loss)[1]	2.05%	1.87%	0.96%	(0.25)%	(0.39)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.63%	2.45%	2.59%	2.38%	2.43%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.63%	2.45%	2.59%	2.38%	2.43%
Partners' capital, end of year (000's)	$142,886	$191,281	$222,419	$246,049	$312,204
Portfolio Turnover Rate (Master Fund)	8.20%	8.78%	19.03%	25.15%	32.68%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax, from the Master Fund. For the years ended March 31, 2016-2012, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.12%, 0.10%, 0.09%, 0.08%, and 0.08%, respectively; and the ratios of withholding tax to average partners' capital were 0.22%, 0.10%, 0.24%, 0.12%, and 0.12%, respectively. For the years ended March 31, 2016-2012, the ratios of operating expenses excluding withholding tax, allocated credit facility fees and interest expense to average partners' capital were 2.29%, 2.25%, 2.26%, 2.18%, and 2.23%, respectively.

12

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2016	2015	2014	2013	2012
Total return before Performance Allocation	(5.96)%	7.12%	10.91%	4.87%	(2.77)%
Performance Allocation	0.00%[4]	(0.73)%	(0.38)%	0.00%	0.00%
Total return after Performance Allocation	(5.96)%	6.39%	10.53%	4.87%	(2.77)%
Net investment income (loss)[1]	3.02%	1.98%	1.57%	0.60%	0.50%
Operating expenses, excluding Performance Allocation[1,2,3]	1.66%	1.62%	1.61%	1.54%	1.55%
Performance Allocation[1]	0.00%[4]	0.73%	0.38%	0.00%	0.00%
Net expenses[1]	1.66%	2.35%	1.99%	1.54%	1.55%
Partners' capital, end of year (000's)	$118,364	$154,963	$179,279	$197,612	$236,892
Portfolio Turnover Rate (Master Fund)	8.20%	8.78%	19.03%	25.15%	32.68%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense, from the Master Fund. For the years ended March 31, 2016-2012, and the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were, 0.12%, 0.10%, 0.09%, 0.08%, and 0.08%, respectively. For the years ended March 31, 2016-2012, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were, 1.54%, 1.52%, 1.52%, 1.46%, and 1.47%, respectively.

4  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015, rounds to less than 0.005%.

13

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

8.  FINANCIAL HIGHLIGHTS (CONCLUDED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2016	2015	2014	2013	2012
Total return before Performance Allocation	(6.07)%	7.16%	10.73%	4.74%	(2.85)%
Performance Allocation	0.01%[5]	(0.73)%	(0.98)%	(0.16)%	0.05%[4]
Total return after Performance Allocation	(6.06)%	6.43%	9.75%	4.58%	(2.80)%
Net investment income (loss)[1]	2.92%	2.01%	0.82%	0.40%	0.46%
Operating expenses, excluding Performance Allocation[1,2,3]	1.76%	1.59%	1.75%	1.58%	1.62%
Performance Allocation[1]	(0.01)%[5]	0.73%	0.98%	0.16%	(0.05)%[4]
Net expenses[1]	1.75%	2.32%	2.73%	1.74%	1.57%
Partners' capital, end of year (000's)	$318,297	$414,060	$478,238	$531,555	$624,547
Portfolio Turnover Rate (Master Fund)	8.20%	8.78%	19.03%	25.15%	32.68%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund's net asset value, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax, from the Master Fund. For the years ended March 31, 2016-2012, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.12%, 0.10%, 0.09%, 0.08%, and 0.08%, respectively; and the ratios of withholding tax to average partners' capital were 0.20%, 0.09%, 0.23%, 0.11%, and 0.12%, respectively. For the years ended March 31, 2016-2012, the ratios of operating expenses excluding withholding tax, allocated credit facility fees and interest expense to average partners' capital were 1.44%, 1.40%, 1.43%, 1.39%, and 1.42%, respectively.

4  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

5  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

14

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2016

9.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

There were additional purchases into the Feeder Funds of the following amounts effective:

April 1, 2016
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$—
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$75,000
May 1, 2016
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$100,000
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$65,000

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners' capital of each of the Feeder Funds be made for the quarter ending June 30, 2016 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer's expiration date on March 17, 2016, and submitted the following tender requests from April 1, 2016 through the date the financial statements were issued:

Hatteras Core Alternatives Fund, L.P.	$5,774,798
Hatteras Core Alternatives TEI Fund, L.P.	$7,619,878
Hatteras Core Alternatives Institutional Fund, L.P.	$6,311,873
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$16,974,261

Effective April 1, 2016, Joseph E. Breslin and Joseph A. Velk have resigned from the Boards by means of prior written notice to the Boards.

*************

15

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2016, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds' Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	17
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	17
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	17
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	17
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	17

1  The "Fund Complex" consists of, as of March 31, 2016, the Funds, Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of eight funds) and Underlying Funds Trust (consisting of three funds).

2  Deemed to be an "interested" Director of the Feeder Funds because of his affiliations with Hatteras Funds.

16

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2016, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer and Secretary of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of, as of March 31, 2016, the Funds, Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of eight funds) and Underlying Funds Trust (consisting of three funds).

17

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

2016 PROXY RESULTS

A Special Meeting of the Limited Partners was held on January 21, 2016, as reconvened on February 18, 2016 and March 10, 2016, to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1.  Approval of the Investment Advisory Agreement between the Master Fund and Hatteras Funds, LP.

Hatteras Core Alternatives Fund, L.P.

No. of Votes
Affirmative	489,080
Against	11,913
Abstain	103,405
Total	604,398

Hatteras Core Alternatives TEI Fund, L.P.

No. of Votes
Affirmative	683,629
Against	9,461
Abstain	101,207
Total	794,297

Hatteras Core Alternatives Institutional Fund, L.P.

No. of Votes
Affirmative	488,810
Against	13,193
Abstain	148,249
Total	650,252

Hatteras Core Alternatives TEI Institutional Fund, L.P.

No. of Votes
Affirmative	2,018,935
Against	8,412
Abstain	66,246
Total	2,093,593

2.  Approval of the Investment Sub-Advisory Agreement among the Master Fund, Hatteras Funds, LP and MCCM.

Hatteras Core Alternatives Fund, L.P.

No. of Votes
Affirmative	481,907
Against	13,368
Abstain	109,123
Total	604,398

Hatteras Core Alternatives TEI Fund, L.P.

No. of Votes
Affirmative	681,353
Against	10,365
Abstain	102,759
Total	794,477

18

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION (Concluded)

(Unaudited)

Hatteras Core Alternatives Institutional Fund, L.P.

No. of Votes
Affirmative	488,810
Against	13,193
Abstain	148,249
Total	650,252

Hatteras Core Alternatives TEI Institutional Fund, L.P.

No. of Votes
Affirmative	2,020,134
Against	7,214
Abstain	66,246
Total	2,093,594

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2015 or to obtain a free copy of the Master Fund's complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds' Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

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HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2016

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

As of and for the year ended March 31, 2016

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-6
Statement of Assets, Liabilities and Partners' Capital	7
Statement of Operations	8
Statements of Changes in Partners' Capital	9
Statement of Cash Flows	10
Notes to Financial Statements	11-19
Board of Directors (Unaudited)	20
Fund Management (Unaudited)	21
Other Information (Unaudited)	22-24

HATTERAS MASTER FUND, L.P.

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners' capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the "Master Fund"), including the schedule of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (as presented in Note 12 of the financial statements). These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2016, by correspondence with underlying fund advisers and custodians; when replies were not received from underlying fund advisers and custodians, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its partners' capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 31, 2016

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2016

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS' CAPITAL

Percentages are as follows:

Investments in Adviser Funds and Securities — (101.16%)	Shares	Cost	Fair Value
Absolute Return — (4.24%)
Citadel Wellington, LLC (Class A)[a,b,c,d]		$9,379,280	$21,895,857
D.E. Shaw Composite Fund, LLC[a,b,e]		523,709	972,335
Eton Park Fund, L.P.[a,b,e]		552,679	533,767
OZ Asia, Domestic Partners, L.P.[a,b,e]		652,740	514,368
Perry Partners, L.P.[a,b,e]		72,282	114,828
Pipe Equity Partners[a,b,e]		7,862,378	1,506,238
Pipe Select Fund, LLC[a,b,e]		3,462,889	3,284,919
Stark Investments, L.P.[a,b,e]		172,456	117,967
Stark Select Asset Fund, LLC[a,b,e]		284,412	257,422
Total Absolute Return		22,962,825	29,197,701
Enhanced Fixed Income — (4.78%)
BDCM Partners I, L.P.[a,b,e]		11,056,405	12,615,663
Drawbridge Special Opportunities Fund, L.P.[a,b,e]		213,686	350,969
Fortress VRF Advisors I, LLC[a,b,e]		407,320	41,426
Harbinger Capital Partners Fund I, L.P.[a,b,e]		4,552,148	1,518,038
Harbinger Class L Holdings (U.S.), LLC[a,b,e]		23,563	20,333
Harbinger Class LS Holdings I (U.S.) Trust[a,b,e]	2,458	6,226,158	1,036,476
Harbinger Class PE Holdings (U.S.) Trust[a,b,e]	3	467,690	261,774
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,e]		12,326,927	6,129,854
Indaba Capital Partner, L.P.[a,b]		7,929,278	10,132,233
Marathon Special Opportunities Fund, L.P.[a,b,e]		741,560	606,648
Prospect Harbor Designated Investments, L.P.[a,b,e]		75,308	165,879
Strategic Value Restructuring Fund, L.P.[a,b,e]		778	663
Total Enhanced Fixed Income		44,020,821	32,879,956
Opportunistic Equity — (27.23%)
Brevan Howard Argentina Fund, L.P.[a,b]		7,710,742	8,231,710
Broadfin Healthcare Fund, L.P.[a,b,c]		7,075,872	13,851,622
Camcap Resources, L.P.[a,b,e]		491,057	72,307
Crosslink Crossover Fund IV, L.P.[a,b,e]		543,144	1,189,261
Crosslink Crossover Fund V, L.P.[a,b,e]		550,570	1,349,263
Crosslink Crossover Fund VI, L.P.[a,b,e]		6,937,061	9,915,111
EMG Investment, LLC[a,b,e]		864,171	1,938,621
Falcon Edge Global, L.P.[a,b,c]		8,801,420	8,172,238

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Opportunistic Equity — (27.23%) (concluded)	Cost	Fair Value
Gavea Investment Fund II, L.P.[a,b,e]	$24,774	$122,453
Gavea Investment Fund III, L.P.[a,b,e]	1,034,613	3,402,210
Hound Partners, L.P.[a,b,c]	13,693,920	17,249,602
Light Street Argon, L.P.[a,b,e]	15,000,000	14,845,530
New Horizon Opportunities Fund, LLC[a,b,f]	5,000,000	4,073,461
Passport Long Short Fund, L.P.[a,b]	20,000,000	21,743,778
Sansar Capital Holdings, Ltd.[a,b,e]	116,412	78,809
SR Global Fund, L.P. (Japan), Class Ha,b	17,050,002	15,494,002
Teng Yue Partners Fund, L.P.[a,b,c]	12,167,106	20,605,403
The Raptor Private Holdings, L.P.[a,b,e]	183,652	154,709
Tybourne Equity (US) Fund, Class Ab,c,d	13,704,847	19,237,163
Valiant Capital Partners, L.P.[a,b,c]	3,472,509	5,400,780
Viking Global Equities, L.P.[a,b,c]	10,423,166	19,386,794
WCP Real Estate Strategies Fund, L.P.[a,b,e]	876,149	784,385
Total Opportunistic Equity	145,721,187	187,299,212
Private Investments — (62.08%)
Investments in Adviser Funds
ABRY Advanced Securities Fund, L.P.[b]	231,433	101,639
ABRY Advanced Securities Fund III, L.P.[a,b]	1,207,017	1,099,438
ABRY Partners VI, L.P.[b]	1,977,564	2,932,108
ABRY Partners VII, L.P.[b]	3,187,160	3,862,837
ABRY Partners VIII, L.P.[a,b]	1,377,865	1,290,839
Accel-KKR Capital Partners III, L.P.[b]	5,612,655	5,039,274
Accel-KKR Capital Partners IV, L.P.[b]	1,582,666	1,527,978
ACM Opportunities Fund, L.P.[a,b]	3,000,000	3,963,072
Angeles Equity Partners I, L.P.[a,b]	337,603	301,957
Arclight Energy Partners Fund IV, L.P.[b]	1,310,052	769,161
Arclight Energy Partners Fund V, L.P.[b]	3,616,050	2,348,921
Ascendent Capital Partners I, L.P.[b]	1,668,312	2,873,184
BDCM Opportunity Fund II, L.P.[b]	3,938,816	6,728,917
Benson Elliot Real Estate Partners II, L.P.[a,b]	4,236,041	1,258,100
Cadent Energy Partners II, L.P.[b]	5,130,247	5,150,920
Canaan Natural Gas Fund X, L.P.[a,b]	5,299,251	745,529
CDH Fund IV, L.P.[b]	4,352,434	7,052,945
CDH Venture Partners II, L.P.[a,b]	4,092,444	5,703,680
China Special Opportunities Fund III, L.P.[b]	6,865,304	9,758,492
Claremont Creek Ventures, L.P.[a,b]	1,830,416	1,299,107
Claremont Creek Ventures II, L.P.[a,b]	3,035,087	4,525,912
Colony Investors VII, L.P.[a,b]	2,710,480	500,900
Colony Investors VIII, L.P.[b]	7,443,896	1,800,200
CX Partners Fund Limited[b]	7,230,759	9,407,000
Dace Ventures I, L.P.[a,b]	2,298,721	1,317,355
Darwin Private Equity I, L.P.[a,b]	5,244,787	2,634,382
ECP IHS (Mauritius) Limited[a,b,f]	7,133,981	8,744,524
EMG AE Permian Co-Investment, L.P.[a,b]	3,000,000	1,710,151
EMG Ascent 2016 Equity, L.P.[a,b]	2,381,809	3,347,799
EnerVest Energy Institutional Fund X-A, L.P.[a,b]	2,177,100	1,192,730
EnerVest Energy Institutional Fund XI-A, L.P.[a,b]	6,173,794	6,119,362
ENR Partners, L.P.[a,b]	467,098	429,034
Fairhaven Capital Partners, L.P.[a,b]	4,942,573	4,406,511
Falcon Sovereign, L.P.[a,b]	4,000,000	4,629,570
Florida Real Estate Value Fund, L.P.[b]	764,498	2,158,317
Forum European Realty Income III, L.P.[b]	4,496,275	4,079,030
Garrison Opportunity Fund, LLC[a,b]	72,656	2,951,660

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Private Investments — (62.08%) (continued)	Cost	Fair Value
Garrison Opportunity Fund II A, LLC[a,b]	$599,770	$2,608,356
GB Private Opportunities Fund, LLC[a,b]	3,160,314	3,471,522
Glade Brook Private Investors II, L.P.[a,b]	4,152,778	4,538,703
Great Point Partners I, L.P.[b]	1,744,810	1,947,489
Greenfield Acquisition Partners V, L.P.[b]	2,694,742	818,322
GTIS Brazil Real Estate Fund, L.P.[a,b]	6,734,369	6,002,789
Halifax Capital Partners II, L.P.[b]	1,737,903	1,584,104
Halifax Capital Partners III, L.P.[a,b]	1,984,455	2,630,642
Hancock Park Capital III, L.P.[b]	904,413	2,192,613
Healthcor Partners Fund, L.P.[a,b,c]	3,692,609	4,039,884
Hillcrest Fund, L.P.[a,b,d]	4,653,496	3,515,183
Intervale Capital Fund, L.P.[b]	1,871,999	1,437,181
IP Fashion Holdings PTE, LTD[a,b,g]	1,545,000	—
J.C. Flowers II, L.P.[a,b]	8,805,605	9,432,521
J.C. Flowers III, L.P.[b]	4,468,486	5,327,088
Lagan River, L.P.[a,b,d]	2,791,634	2,872,000
LC Fund V, L.P.[b,d]	3,411,377	5,833,201
Light Street SPVH, L.P.[a,b]	2,000,000	2,046,338
Lighthouse Capital Partners VI, L.P.[a,b]	471,602	550,980
Lyfe Capital Fund, L.P.[a,b,d]	1,456,216	1,344,079
Merit Energy Partners F-II, L.P.[a,b]	1,156,832	816,942
Mid Europa Fund III, L.P.[b]	5,048,882	3,780,191
Midstream & Resources Follow-On Fund, L.P.[b]	2,043,649	5,129,032
Monomoy Capital Partners II, L.P.[a,b]	3,773,393	3,753,699
Natural Gas Partners VIII, L.P.[b]	1,277,163	1,948,970
Natural Gas Partners IX, L.P.[b]	3,327,313	2,801,528
New Horizon Capital III, L.P.[b]	4,834,153	7,132,886
NGP Energy Technology Partners, L.P.[a,b]	761,180	333,866
NGP Energy Technology Partners II, L.P.[b]	5,067,720	4,044,117
NGP Midstream & Resources, L.P.[b]	4,200,225	4,771,704
NGP Natural Resources X, L.P.[b]	2,302,792	1,899,660
NGP Natural Resources XI, L.P.[a,b]	435,134	398,377
Northstar Equity Partners III Limited[b,d]	3,277,168	2,696,398
OCM European Principal Opportunities Fund, L.P.[a,b]	1,894,091	330,098
OCM Mezzanine Fund II, L.P.[a,b]	442,661	583,593
Octave Japan Infrastructure Fund Ia,b,h	1,228,165	1,167,700
ORBIS Real Estate Fund Ib	3,052,654	1,604,527
Orchid Asia IV, L.P.[b]	2,721,098	2,309,838
Parmenter Realty Fund IV, L.P.[b]	2,491,246	3,260,686
Patron Capital, L.P. III[a,b]	4,479,561	2,839,410
Pearlmark Mezzanine Realty Partners III, LLC[b]	2,580,181	1,920,848
Pennybacker II, L.P.[b]	1,413,858	1,703,640
Phoenix Asia Real Estate Investments II, L.P.[a,b,d]	2,956,521	3,038,460
Pine Brook Capital Partners, L.P.[b]	8,033,510	5,501,499
Private Equity Investment Fund V, L.P.[b]	13,353,429	9,877,027
Private Equity Investors Fund IV, L.P.[a,b]	2,282,923	1,731,980
Private Investors III, LLC[a,b]	3,022,016	3,441,190
Quantum Energy Partners IV, L.P.[a,b]	5,222,753	3,021,158
Quantum Energy Partners V, L.P.[b]	8,568,413	7,280,000
Rockwood Capital Real Estate Partners Fund VII, L.P.[b]	4,560,441	2,628,547
Roundtable Healthcare Management III, L.P.[a,b]	5,139,502	6,769,567
Roundtable Healthcare Partners II, L.P.[b]	411,631	995,578
Saints Capital VI, L.P.[b]	6,789,117	4,056,446
Sanderling Venture Partners VI Co-Investment Fund, L.P.[a,b]	605,610	613,884
Sanderling Venture Partners VI, L.P.[a,b]	853,294	1,185,308

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2016

Private Investments — (62.08%) (concluded)	Shares/ Contracts	Cost	Fair Value
SBC Latin America Housing US Fund, L.P.[a,b]		$3,263,466	$4,152,426
Sentient Global Resources Fund III, L.P.[a,b]		12,507,019	13,091,271
Sentient Global Resources Fund IV, L.P.[a,b]		4,735,995	3,901,964
Silver Knight Investment LTD[a,b,d]	19	652,819	652,819
Singerman Real Estate Opportunity Fund I, L.P.[b]		2,223,911	2,911,597
Sovereign Capital Limited Partnership III[a,b]		5,040,124	7,345,465
Square Mile Partners III, L.P.[b]		2,817,455	2,420,081
Sterling Capital Partners II, L.P.[a,b]		1,561,279	719,732
Sterling Group Partners III, L.P.[b]		5,499,259	7,391,678
Strategic Value Global Opportunities Fund I-A, L.P.[b]		2,192,448	529,069
Talara Opportunities III, L.P.[a,b]		1,083,576	556,881
TDR Capital AS 2013, L.P.[a,b]		6,184,080	8,036,991
Tenaya Capital V, L.P.[b]		3,146,622	3,027,561
The Column Group, L.P.[a,b]		4,209,770	6,966,463
The Energy and Minerals Group Fund II, L.P.[b]		4,043,313	5,802,546
The Energy and Minerals Group Fund III, L.P.[b]		2,483,587	1,986,196
The Energy and Minerals Group Fund IV, L.P.[b]		1,246,808	1,228,962
The Founders Fund III, L.P.[a,b]		4,713,540	16,632,348
The Founders Fund IV, L.P.[a,b]		2,740,507	9,544,878
Tiger Global Investments Partners VI, L.P.[a,b,d]		4,865,045	5,612,379
Tiger Global Investments Partners VII, L.P.[a,b,d]		2,073,279	3,110,767
TPF II, L.P.[b]		1,892,876	372,993
Trivest Fund IV, L.P.[b]		3,882,664	5,828,675
Trivest Fund V, L.P.[a,b]		1,337,512	1,812,691
True Ventures III, L.P.[a,b]		2,150,000	2,602,214
Urban Oil and Gas Partners A-1, L.P.[a,b]		6,594,199	1,600,000
Urban Oil and Gas Partners B-1, L.P.[a,b]		2,758,398	2,117,816
VCFA Private Equity Partners IV, L.P.[b]		1,079,338	335,600
VCFA Venture Partners V, L.P.[b]		3,189,680	2,159,100
Voyager Capital Fund III, L.P.[a,b]		2,191,297	3,112,570
WCP Real Estate Fund I, L.P.[a,b]		1,572,933	1,083,967
Westview Capital Partners II, L.P.[b]		4,047,882	4,547,298
Zero2IPO China Fund II, L.P.[a,b]		3,808,479	3,665,248
Total Investments in Adviser Funds		414,705,861	426,184,130
Investments in Private Companies
Illumitex, Inc., Common Stock[a,b]	1,331,167	1,000,000	—
Illumitex, Inc., Series A-1 Preferred Stock[a,b]	2,404,160	499,369	837,613
Illumitex, Inc., Series X Preferred Stock[a,b]	2,404,160	—	—
Total Investments in Private Companies		1,499,369	837,613
Investment in Private Company Call Options
Illumitex, Inc., Exercise Price $0.03, 10/24/2022[a,b]	553,352	—	—
Total Investment in Private Company Call Options		—	—
Total Private Investments		416,205,230	427,021,743
Tactical Trading — (2.83%)
Investments in Adviser Funds
Black River Commodity Multi-Strategy Fund, LLC[a,b,e]		267,759	58,259
Drawbridge Global Macro Fund, L.P.[a,b,e]		7,919	6,801
Hayman Capital Partners, L.P.[a,b]		18,000,000	14,408,515
Ospraie Special Opportunities, L.P.[a,b,e]		188,796	578,706
Touradji Private Equity Onshore Fund, Ltd.[a,b,d,e]		2,434,902	1,038,631
Total Investments in Adviser Funds		20,899,376	16,090,912

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2016

Tactical Trading — (2.83%) (concluded)	Shares	Cost	Fair Value
Investments in Exchange Traded Funds
WisdomTree Japan Hedged Equity Fund	77,319	$3,491,216	$3,379,614
Total Investments in Exchange Traded Funds		3,491,216	3,379,614
Total Tactical Trading		24,390,592	19,470,526
Total Investments in Adviser Funds and Securities (cost $653,300,655)			695,869,138
Short-Term Investments — (0.70%)
Federated Prime Obligations Fund #10, 0.39%[i]	4,810,240	4,810,240	4,810,240
Total Short-Term Investments (cost $4,810,240)			4,810,240
Total Investments (cost $658,110,895) (101.86%)			700,679,378
Liabilities in excess of other assets (-1.86%)			(12,797,732)
Partners' capital — (100.00%)			$687,881,646

a  Non-income producing.

b  Adviser Funds and securities that are issued in private placement transactions are restricted as to resale.

c  Securities held in custody by US Bank N.A., as collateral for a credit facility. The total cost and fair value of these investments as of March 31, 2016 was $94,737,656 and $136,933,579, respectively.

d  Domiciled in Cayman Islands

e  The Adviser Fund has imposed gates on or has restricted redemptions. The total cost and fair value of these investments as of March 31, 2016 was $79,196,067 and $65,584,623, respectively.

f  Domiciled in Mauritius

g  Domiciled in Republic of Singapore

h  Domiciled in Japan

i  The rate shown is the annualized 7-day yield as of March 31, 2016.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2016

Assets
Investments in Adviser Funds and securities, at fair value (cost $653,300,655)	$695,869,138
Investments in short-term investments, at fair value (cost $4,810,240)	4,810,240
Cash	22,910
Receivable from redemption of Adviser Funds	24,918,555
Investments in Adviser Funds and securities paid in advance	34,895
Dividends and interest receivable	8,229
Total assets	$725,663,967
Liabilities and partners' capital
Withdrawals payable	$36,680,810
Management fee payable	611,876
Professional fees payable	247,074
Accounting and administration fees payable	98,359
Risk management fees payable	50,000
Line of credit interest expense payable	28,154
Printing fees payable	25,000
Custodian fees payable	22,714
Line of credit fees payable	18,334
Total liabilities	37,782,321
Partners' capital	687,881,646
Total liabilities and partners' capital	$725,663,967
Commitments and Contingencies (See Note 10)
Components of partners' capital
Capital contributions (net)	$458,848,742
Accumulated net investment income	79,517,238
Accumulated net realized gain	106,947,183
Accumulated net unrealized appreciation on investments	42,568,483
Partners' capital	$687,881,646

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment income
Distributions from Adviser Funds	$39,148,653
Interest	43,072
Total investment income	39,191,725
Operating expenses
Management fee	8,382,100
Line of credit fees	666,769
Accounting and administration fees	661,861
Risk management expense	445,842
Professional fees	439,101
Interest expense	337,372
Custodian fees	83,857
Printing expense	44,530
Compliance consulting fees	30,000
Other expenses	176,484
Total operating expenses	11,267,916
Net investment income	27,923,809
Net realized gain and change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange transactions/translations
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	49,555,526
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	(119,070,067)
Net realized gain and change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange transactions/translations	(69,514,541)
Net decrease in partners' capital resulting from operations	$(41,590,732)

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2015 and 2016

	General Partner's Capital	Limited Partners' Capital	Total Partners' Capital
Partners' Capital, at March 31, 2014	$—	$1,047,265,017	$1,047,265,017
Capital contributions	—	1,389,198	1,389,198
Capital withdrawals	(4,611,544)	(212,271,457)	(216,883,001)
Net investment income	—	30,386,928	30,386,928
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	50,630,951	50,630,951
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(8,325,397)	(8,325,397)
Performance Allocation	4,611,544	(4,611,544)	—
Partners' Capital, at March 31, 2015*	$—	$904,463,696	$904,463,696
Capital contributions	38,727	2,532,845	2,571,572
Capital withdrawals	—	(177,562,890)	(177,562,890)
Net investment income	—	27,923,809	27,923,809
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	49,555,526	49,555,526
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(119,070,067)	(119,070,067)
Reverse accrued Performance Allocation	(38,727)	38,727	—
Partners' Capital, at March 31, 2016**	$—	$687,881,646	$687,881,646

*  Including accumulated net investment income of $51,593,429.

**  Including accumulated net investment income of $79,517,238.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2016

Cash flows from operating activities:
Net decrease in partners' capital resulting from operations	$(41,590,732)
Adjustments to reconcile net decrease in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of Adviser Funds and securities	(68,737,800)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities	215,869,506
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	(49,555,526)
Net change in unrealized appreciation (depreciation) on investments in Adviser Funds, securities and foreign exchange translations	119,070,067
Net sales of short-term investments	12,517,700
Increase in dividends and interest receivable	(7,849)
Decrease in management fee payable	(183,159)
Increase in professional fees payable	67,074
Increase in accounting and administration fees payable	36,095
Decrease in line of credit fees payable	(19,166)
Increase in line of credit interest expense payable	28,154
Increase in custodian fees payable	15,214
Net cash provided by operating activities	187,509,578
Cash flows from financing activities:
Capital contributions	2,046,724
Capital withdrawals	(189,660,698)
Line of credit borrowings	70,000,000
Line of credit repayments	(70,000,000)
Net cash used in financing activities	(187,613,974)
Net change in cash	(104,396)
Cash at beginning of year	127,306
Cash at end of year	$22,910
Supplement Disclosure of Interest Expense Paid	$309,218
Supplement Disclosure of Line of Credit Fees Paid	$685,935

See notes to financial statements.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2016

1.  ORGANIZATION

Hatteras Master Fund, L.P. (the "Master Fund") was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Funds, LP (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund's secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a "Limited Partner" and together, the "Limited Partners") with access to a broad range of investment strategies, asset categories, and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser by becoming a participant in an investment vehicle operated by such Adviser (each an "Adviser Fund", collectively, the "Adviser Funds") which includes exchange traded funds ("ETFs"), hedge funds, and investment funds.

The Master Fund is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946").

The Master Fund has an appointed Board of Directors (the "Board"), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund's business.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Basis of Accounting

The Master Fund's accounting and reporting policies conform with accounting principles generally accepted within the United States of America ("GAAP").

b.  Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.  Valuation of Investments

The Master Fund's valuation procedures have been approved by the Master Fund's Board. The valuation procedures are implemented by the Master Fund's Investment Manager and Sub-Adviser and the third party administrator, which report to the Board. For third-party information, the Master Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

•  Investments in Adviser Funds — The Master Fund values interests in the Adviser Funds at fair value, using the net asset value ("NAV") as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers. Investments in Adviser Funds are subject to the terms of the Adviser Funds' offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds' investment managers as required by the Adviser Funds' offering documents. If the Investment Manager and Sub-Adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under the Master Fund's valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

  The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund's partners' capital is calculated. The Investment Manager and Sub-Adviser have established procedures for reviewing the effect on the Master Fund's partners' capital due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds held within the Master Fund's portfolio in order to determine whether the Master Fund's proportional share of any investments held by the Adviser Funds exceed 5% of the partners' capital of the Master Fund as of March 31, 2016.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

•  Investments in Securities — Securities traded on one or more of the United States ("U.S") national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Money market funds are valued daily at their net asset value.

•  Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization ("EBITDA"), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company's stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager's own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

•  Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2016, the Master Fund held options that were granted from one of the Master Fund's private companies. Options are valued by the Investment Manager and Sub-Adviser using an option pricing model. At March 31, 2016, the fair value of options held by the Master Fund was $0 as set forth in the Schedule of Investments. For the year ended March 31, 2016, the effect of options on the Master Fund's Statement of Operations was a change in unrealized appreciation/depreciation in the amount of $0. During the year ended March 31, 2016, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities in accordance with Accounting Standards Codification 820 — Fair Value. The Master Fund classifies its assets and liabilities that are reported at fair value, not valued using NAV as the practical expedient, into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund's assets and liabilities. The inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•  Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

The following table presents the Master Fund's fair value hierarchy for those assets and liabilities measured at fair value as of March 31, 2016. Assets and liabilities valued using NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the Statement of Assets, Liabilities and Partners' Capital.

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Absolute Return	$—	$—	$—	$29,197,701	$29,197,701
Enhanced Fixed Income	—	—	—	32,879,956	32,879,956
Opportunistic Equity	—	—	—	187,299,212	187,299,212
Private Investments	—	—	837,613	426,184,130	427,021,743
Tactical Trading	3,379,614	—	—	16,090,912	19,470,526
Short-Term Investment	4,810,240	—	—	—	4,810,240
Total	$8,189,854	$—	$837,613	$691,651,911	$700,679,378

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balance as of March 31, 2015	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Proceeds from Redemptions/ Gross Sales	Balance as of March 31, 2016
Private Investments	$495,008	$—	$342,605	$—	$—	$837,613
Total Level 3 Investments	$495,008	$—	$342,605	$—	$—	$837,613

For the year ended March 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

Should a transfer between Levels occur, it is the Master Fund's policy to recognize transfers in and out of all Levels at the beginning of reporting period.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2016 is $342,605.

Adjustments to the NAV provided by the investment manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund's measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund's valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the investment manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2016:

Type of Level 3 Investment	Fair Value as of March 31, 2016	Valuation Techniques	Unobservable Input
Preferred Stock
Private Investments	$837,613	Current value method	Recent round of financing
Total Level 3 Investments	$837,613

The significant unobservable inputs used in the fair value measurement of the Master Fund's Private Investment shares are based on the portfolio company's most recent round of financing. If the financial condition of this company was to deteriorate, the value of the stock in these private companies held by the Master Fund would be lower.

The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

The Master Fund's investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

Investment Category	Investment Strategy	Fair Value (in 000's)	Unfunded Commitments (in 000's)	Remaining Life	Redemption Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Opportunistic Equity(a)	Investments in global equity markets and strategies involving specific market sectors, such as financial, technology, public real estate and public energy.	$187,299	N/A	Indefinite life	Monthly-Annually	30-95	0-3 years
Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities, including distressed debt strategies.	$32,880	N/A	Indefinite life	Quarterly-Annually	30-90	0-3 years
Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$29,198	N/A	Indefinite life	Quarterly-Annually	45-90	0-2 years
Tactical Trading(d)	Investments in commodities, currencies, global bonds and international stock indices, with low correlation to the equity markets.	$16,091	N/A	Indefinite life	Daily-Quarterly	0-45	0-3 years
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$426,184	$82,522	Up to 10 years with extensions available after the stated termination date	None Permitted	N/A	N/A

a  This category includes Adviser Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity investment strategy consists of Adviser Funds that trade predominantly in equity securities, certain of the Advisers chosen may additionally invest all or a portion of the Advisers Fund in debt or other instruments.

b  This category includes Adviser Funds that invest primarily in high yield debt, distressed securities, structured credit, and opportunistic credit (including, among other things, in emerging markets).

c  This category is defined as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within the Absolute Return investment strategy may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). The Absolute Return investment strategy includes Adviser Funds that invest using Event Driven Arbitrage, Convertible Arbitrage, Merger Arbitrage, Fixed Income Arbitrage, Volatility Arbitrage and Statistical Arbitrage.

d  This category includes Adviser Funds who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity Trading Advisors (CTAs) are included in the Tactical Trading investment strategy. Historically, the Tactical Trading investment strategy has a relatively low correlation to the equity markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

e  This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. Private Equity seeks to profit from, among other things, the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunities. Private Real Estate strategy

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

c.  Valuation of Investments (concluded)

consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies.

d.  Investment Transactions and Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Capital gain distributions received are recorded as capital gains as soon as information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Redemptions in Adviser Funds are recorded on a redemption effective date basis which is generally the last day of the calendar month in which the redemption is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

e.  Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Master Fund books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.  Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors' fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.  Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. Federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund's profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the years ended December 31, 2012 through December 31, 2015 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2016 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partners' Capital from operations during the reporting period. Actual results could differ from those estimates.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

3.  ALLOCATION OF PARTNERS' CAPITAL

Net profits or net losses of the Master Fund for each allocation period ("Allocation Period") will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.  REPURCHASE OF LIMITED PARTNERS' INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Investment Manager and Sub-Adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund will not offer repurchases of interests of more than 20% of its partners' capital in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund's income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

Effective June 30, 2014, upon the approval of the Limited Partners, MCCM became the Sub-Adviser to the Master Fund. The Adviser and Sub-Adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of the sub-advisory agreement among the Master Fund, the Investment Manager and MCCM (the "Sub-Advisory Agreement") and the investment management agreement between the Master Fund and the Investment Manager (the "Advisory Agreement"). Under the Sub-Advisory Agreement and the Advisory Agreement (together, the "Investment Management Agreements"), the Investment Manager and Sub-Adviser are responsible for developing, implementing and supervising the Master Fund's investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the "Management Fee") equal to 1.00% on an annualized basis of the aggregate value of its partners' capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Master Fund does not pay MCCM a sub-advisory fee directly. Under the Sub-Advisory Agreement, MCCM is entitled to receive a percentage of the Management Fee received by the Investment Manager.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative "hurdle amount," which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (the "Performance Allocation"). The Performance Allocation is made on a "peak to peak", or "high watermark" basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the Sub-Advisory Agreement, MCCM is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2016, the General Partner reversed a previously recorded Performance Allocation of $38,727. The entire reversal amount was the result of performance for the period from April 1, 2015 to December 31, 2015 and allocated to the General Partner account. No Performance Allocation was accrued or earned for the period from January 1, 2016 to March 31, 2016.

Each member of the Board who is not an "interested person" of the Master Fund ("Independent Director"), as defined by the 1940 Act, receives an annual retainer. The allocation of the retainer to the Master Fund is based on the assets under management of all of the affiliated funds and trusts that the Board oversees. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by certain principals of the Investment Manager, entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras Funds, LLC, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser purchased from Seller and Seller sold to Purchaser, 100% of the limited liability company interests of Hatteras Funds, LLC, and Purchaser assumed certain liabilities of the Seller (the "Purchase"). The Purchase closed on January 5, 2016, and resulted in a change in control of Hatteras Funds, LLC and, therefore, constituted an "assignment" within the meaning of the 1940 Act of i) the existing advisory agreement between the Investment Manager and the Master Fund (the "Advisory Agreement"), and ii) the existing Sub-Advisory Agreement among the Investment Manager, MCCM and

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

5.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS (CONCLUDED)

the Master Fund. The existing advisory agreement between Hatteras Funds, LLC and the Master Fund and the existing sub-advisory agreement among Hatteras Funds, LLC, MCCM and the Master Fund automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by an interim and then a new Advisory Agreement between Hatteras Funds, LLC and the Master Fund and an interim and then a new Sub-Advisory Agreement among Hatteras Funds, LLC, MCCM and the Master Fund that were approved by Investors at a special meeting that commenced on January 21, 2016 as reconvened on February 18, 2016 and March 10, 2016.

6.  ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the "Administrator") an administration fee based on the month-end partners' capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2016, the total accounting and administration fees were $661,861.

UMB Bank, N.A. serves as custodian of the Master Fund's assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund's credit facility, as described below in Note 8.

7.  INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2016 amounted to $68,978,117. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2016 amounted to $223,908,943. The cost of investments in Adviser Funds for U.S. Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2016.

The Master Fund invests substantially all of its available capital in Advisor Funds, ETFs, mutual funds and private investments. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.  CREDIT FACILITY

The Master Fund maintains a credit facility (the "Facility") which is secured by certain interests in Adviser Funds. For the period from April 1, 2015 to October 14, 2015, the maximum borrowing amount was $120,000,000. At the Facility's renewal in October 2015, the Investment Manager elected to reduce the maximum borrowing amount to $80,000,000, which remained in effect through March 31, 2016.

A fee of 75 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the 3-month London Interbank Offer Rate plus a spread of 190 basis points. Collateral for the Facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2016 are disclosed in the accompanying Statement of Operations. At March 31, 2016, the Master Fund had $18,334 payable on the unused portion of the Facility and there was no outstanding payables for interest on borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2016 was 2.30%, $321,101, and $25,000,000, respectively. During the year ended March 31, 2016 a total of $70,000,000 was borrowed from the Facility all of which was repaid prior to March 31, 2016. There was no outstanding borrowing at March 31, 2016.

9.  INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  COMMITMENTS

As of March 31, 2016, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $82,522,414. Four Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, three Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2016, the unfunded commitments for these Adviser Funds totaled €2,483,601 EUR, £1,107,489 GBP and ¥185,094,882 JPY, respectively. At March 31, 2016, the exchange rate used for the conversion was 0.88 USD/EUR, 0.69 USD/GBP and 0.009 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund's total unfunded commitment amount.

11.  RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2016

11.  RISK FACTORS (CONCLUDED)

investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund's liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund's total or partial interest and may delay or deny a redemption request depending on the Adviser Funds' governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

The Master Fund's investments may be made in a number of different currencies. Any returns on, and the value of, such investments may therefore be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund's investments are denominated against the U.S. dollar may result in a decrease in value of the Master Fund's partners' capital.

12.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund's financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner's results may vary from those shown below due to the timing of capital transactions and Performance Allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners' capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Years Ended March 31,
	2016	2015	2014	2013	2012
Total return before Performance Allocation	(5.62)%	7.43%	11.28%	5.05%	(2.51)%
Total return after Performance Allocation	(5.61)%	6.97%	10.77%	4.98%	(2.49)%
Partners' capital, end of year (000's)	$687,882	$904,464	$1,047,265	$1,180,551	$1,440,698
Portfolio turnover	8.20%	8.78%	19.03%	25.15%	32.68%
Ratio of net investment income, excluding Performance Allocation	3.33%	3.03%	2.19%	0.87%	0.76%
Ratio of other operating expenses to average partners' capital	1.23%	1.19%	1.23%	1.19%	1.20%
Ratio of credit facility fees and interest expense to average partners' capital	0.12%	0.10%	0.09%	0.08%	0.08%
Operating expenses, excluding Performance Allocation	1.35%	1.29%	1.32%	1.27%	1.28%
Performance Allocation	(0.01)%[2]	0.46%	0.51%	0.07%	(0.02)%[1]
Total operating expenses and Performance Allocation	1.34%	1.75%	1.83%	1.34%	1.26%

1  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

2  Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

13.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following: effective April 1, 2016 and May 1, 2016, there were additional capital contributions of $75,000 and $111,440, respectively.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2016

13.  SUBSEQUENT EVENTS (CONCLUDED)

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners' capital of the Master Fund be made for the quarter ending June 30, 2016 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer's expiration date on March 17, 2016, and submitted tender requests from April 1, 2016 through the date the financial statements were issued totaling approximately $36,680,810.

Effective April 1, 2016, Joseph E. Breslin and Joseph A. Velk have resigned from the Board by means of prior written notice to the Board.

*************

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2016, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LP (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	17
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	17
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	17
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	17
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	17

1  The "Fund Complex" consists of as of March 31, 2016, the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of eight funds) and Underlying Funds Trust (consisting of three funds).

2  Deemed to be an "interested" Director of the Master Fund because of his affiliations with Hatteras Funds.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2016, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September 7, 1975	Chief Compliance Officer and Secretary of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of, as of March 31, 2016, the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of eight funds) and Underlying Funds Trust (consisting of three funds).

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund's record of actual proxy votes cast during the period ended June 30, 2015 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AGREEMENT

At a meeting of the Master Fund's Board held on December 10, 2015, by a unanimous vote, the Board, including a majority of the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, approved the Investment Management Agreements for the Master Fund.

In the course of their review, the Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds' advisory fees and overall expenses; (4) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure under the Advisory Agreements and interim Advisory Agreements would be identical to the fee structure under the current advisory and sub-advisory agreements; and (7) other factors deemed relevant.

The Directors also evaluated the Advisory Agreements in light of information they had requested and received from the Adviser prior to the meeting. The Directors reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Directors. The Independent Directors also discussed the Advisory Agreements in an executive session, at which no representatives of the Adviser were present. The Directors considered whether the Advisory Agreements would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of services to be provided to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund's advisory and sub-advisory fee, overall Master Fund expenses, and Hatteras and Morgan Creek profitability; (4) the fact that the Transaction is not expected to affect the manner in which the Master Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Master Fund; (6) the fact that the fee structure under the Advisory Agreement and Interim Advisory Agreement would be identical to the fee structure under the current advisory agreement, and the fee structure under the Sub-Advisory Agreement and Interim Sub-Advisory Agreement would be identical to the fee structure under the current sub-advisory agreement, and that under the Interim Agreements, advisory fees will be held in escrow; (7) payments by the Feeder Funds to Hatteras pursuant to a servicing agreement, (8) payments of service fees and sales charges to, Hatteras Capital Distributors, LLC, an affiliated broker-dealer of Hatteras; and (9) other factors deemed relevant by the Board, including Hatteras' and Morgan Creek's investment process, and the particular services to be provided to the Master Fund by Hatteras and Morgan Creek.

The Independent Directors reviewed, and discussed with Hatteras, comparative performance, advisory fee and overall Fund expense information for the Master Fund versus other similar closed-end hedge fund of funds. The Independent Directors noted that management stated that there were few truly comparative funds. Hatteras discussed with the Independent Directors the construction of the comparative fund group. The Independent Directors also compared the Funds' advisory fee and overall Fund expenses versus a universe of comparable closed-end fund of hedge funds, as compiled by Hatteras. The Directors asked Hatteras to provide a more robust fee and expense comparison, which Hatteras agreed to provide promptly following the meeting.

The Directors also evaluated the Agreements and Interim Agreements in light of information they had requested and received from Hatteras and Morgan Creek prior to and at the meeting. The Directors reviewed these materials with management of Hatteras and Morgan Creek, legal counsel to the Master Fund and Hatteras, and Independent Legal Counsel. The Independent Directors also discussed the Agreements and Interim Agreements in an executive session, at which no representatives of Hatteras or Morgan Creek were present. The Directors considered whether the Agreements and Interim Agreements would be in the best interests of the Master Fund and its partners and the overall fairness of the Agreements and Interim Agreements. Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services to be provided by Hatteras and Morgan Creek; (2) the Master Fund's investment performance; (3) the cost of the services provided and the profits realized by Hatteras and its affiliates from its relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund's partners; and (5) ancillary benefits and other factors. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION (Continued)

(Unaudited)

Nature, Extent and Quality of Services Provided to the Master Fund.

The Master Fund Board considered information it believed necessary to assess the stability of Hatteras as a result of the Transaction and to assess the nature and quality of services to be provided to the Master Fund by Hatteras and Morgan Creek following the closing of the Transaction. The Board also considered Management's view that the Transaction will provide more stability and continuity to Hatteras and its personnel, and the potential benefits thereof to the Master Fund. The Master Fund Board members noted Hatteras will continue to serve in its role as investment adviser to the Master Fund, and that the Master Fund's current portfolio managers will continue to provide services to the Master Fund following the Transaction. The Board members determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Master Fund. The Board members considered that the advisory services to be provided to the Master Fund after the Transaction are not expected to change. Further, the Board members considered the advisory and other services to be provided by Hatteras, as well as the services to be provided by Morgan Creek as sub-adviser. The Board members considered that the Fund's investment objective and policies are not expected to change as a result of the Transaction. The Board also considered the fee and expense information provided by Management, including Management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds.

The Board members considered that Morgan Creek's due diligence process would continue to utilize the same investment team. The Board discussed Morgan Creek's due diligence process and the backgrounds of the individuals on Morgan Creek's team. The Board members determined that Morgan Creek's services and experience in this area would continue to be a benefit to the Master Fund. In addition, the Board members considered the relative responsibilities of Hatteras and Morgan Creek with respect to management of the Master Fund and determined that the relative services to be provided by Hatteras and Morgan Creek would be in the Master Fund's best interests. Management also indicated that the Transaction would allow Hatteras to make the necessary internal changes to pursue improved performance.

Investment Performance of the Master Fund.

The Master Fund Board considered the investment experience of Hatteras and Morgan Creek, including performance of the Master Fund. The Board members and counsel to the Master Fund Independent Directors reviewed the Master Fund's performance against certain peers, noting that both short- and long-term performance was generally in the top two quartiles. The Board asked several questions about the Master Fund's performance against certain peers. The Board also considered the Master Fund's performance versus two benchmark indices identified by Hatteras, noting that the Master Fund's performance compared favorably versus these benchmarks. The Board members noted that they were generally satisfied with the Master Fund's performance returns.

Costs of Services Provided and Profits Realized by Hatteras and Morgan Creek.

In connection with the Directors' consideration of the level of the advisory, the Directors considered a number of factors. The Master Fund Board members noted that the advisory fee rate to be paid to Hatteras under the Advisory Agreement and Interim Advisory Agreement is the same as the advisory fee rate paid by the Master Fund to Hatteras under the Current Advisory Agreement and that under the Interim Advisory Agreement, advisory fees will be held in escrow. The Board members also considered that Hatteras, as the Master Fund's general partner is paid a performance allocation, which is the same performance allocation rate provided for in the Current Advisory Agreement. Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Master Fund. The Board members considered the relative profitability of Hatteras with respect to the services it provides to the Hatteras Funds and determined that, based on the information provided, Hatteras did not earn excessive profits.

The Master Fund Board's analysis of the Master Fund's advisory fee and overall expenses included a discussion of the Master Fund's fees. Management provided certain comparison data regarding fees and expenses against a peer group. The Board members noted that the Transaction is not expected to impact the level of fees and expenses paid by the Master Fund.

In connection with the Directors' consideration of the level of the sub-advisory fees, the Directors considered a number of factors. The Board members considered advisory fees charged by Morgan Creek to certain comparable mutual funds managed by Morgan Creek. The Master Fund Board's analysis also included a consideration of the compensation to be paid by Hatteras to Morgan Creek in light of the costs incurred and the services provided by each. The Board members also noted that Morgan Creek's fees were the result of arms-length negotiations between Hatteras and Morgan Creek and that Morgan Creek's fees will be paid entirely by Hatteras so that no additional expenses would be borne by the Master Fund for the engagement of Morgan Creek. Morgan Creek will continue to receive the same percentage of Hatteras' performance allocation, based on assets in the Master Fund. Further, the Board members noted that the fee to be paid to Morgan Creek pursuant to the Sub-Advisory Agreement and Interim Sub-Advisory Agreement is the same as the fees paid pursuant to the Current Sub-Advisory Agreement and that under the Interim Sub-Advisory Agreement, advisory fees will be held in escrow. Based on current Fund asset levels, Morgan Creek indicated that it is expected to earn a profit with respect to its management of the Master Fund. The Board members considered the expected profitability of Morgan Creek with respect to the services it provides to the Master Fund.

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION (Concluded)

(Unaudited)

Economies of Scale and Fee Levels Reflecting Those Economies.

The Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund's assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund. After discussions with the Board members concerning Hatteras' expected profitability and growth in assets for the Master Fund, the Board noted that it will address the issue if Master Fund assets grow.

Other Benefits.

In addition to the above factors, the Directors also discussed other benefits received by Hatteras and Morgan Creek from their management of the Master Fund, including ancillary benefits that could accrue to Hatteras and Morgan Creek affiliates. The Board noted that Hatteras receives a Fund Servicing Fee for its services as Servicing Agent to the Master Fund under a fund servicing agreement. It was noted that Hatteras may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fee in its sole discretion. The Board also noted that Hatteras Capital Distributors, LLC receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Master Fund. The full amount of the sales charges may also be subject to waivers or reductions and may be re-allowed by Hatteras Capital Distributors, LLC to third parties. The Directors noted that the RCS Capital and Hatteras Capital Distributors, LLC had entered into an agreement to sell Units of the Master Fund prior to the consummation of the Transaction.

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HATTERAS CORE ALTERNATIVES FUNDS

6601 Six Forks Road, Suite 340
Raleigh, NC 27615

INVESTMENT MANAGER AND FUND SERVICING AGENT

Hatteras Funds, LP
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

SUB-ADVISER

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Suite 200
Chapel Hill, NC 27517

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street, 24th Floor
Philadelphia, PA 19103

FUND COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
223 Wilmington West Chester Pike, Suite 303
Chadds Ford, PA 19317

CUSTODIANS

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

ITEM 2. CODE OF ETHICS.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers, and Thomas Mann are each qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $10,500 for 2015 and $10,815 for 2016.

Audit-Related Fees

(b)  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2016.

All Other Fees

(d)  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)  Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h)  The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

HATTERAS INVESTMENT PARTNERS LLC

(the “Adviser”)

MORGAN CREEK CAPITAL MANAGEMENT, LLC

(“MCCM”, together with the Adviser, the “Investment Managers”)

HATTERAS MASTER FUND, L.P.

(the “Master Fund”)

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(collectively, the “Feeder Funds”, together with the Master Fund, the “Funds”)

PROXY VOTING POLICY

This statement sets forth the policy of the Investment Managers with respect to the exercise of corporate actions and proxy voting authority.

The Hatteras Core Alternatives TEI Institutional Fund, L.P. invests substantially all of its investable assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), and the Offshore Fund in turn invests in the Master Fund.  The Master Fund invests substantially all of its assets in adviser accounts and securities of private investment funds (“Adviser Funds”), which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by advisers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Adviser Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Managers and/or the Master Fund may receive notices from such Adviser Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Adviser Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors.  To the extent that the Master Fund receives notices or proxies from Adviser Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Managers, subject to the board of directors’ general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Managers believe that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Managers believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Funds, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

The Investment Managers will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Managers will generally vote in favor of management or shareholder proposals that the Investment Managers believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Managers will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Managers’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Managers and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Managers (or an affiliate of the Investment Managers), any issuer of a security for which the Investment Managers (or an affiliate of the Investment Managers) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Managers (or an affiliate of the Investment Managers) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Managers and such other persons having an interest in the matter being called “Interested Persons”), the Investment Managers will make written disclosure of the conflict to the independent directors of the Master Fund indicating how the Investment Managers propose to vote on the matter and the reasons for doing so. If the Investment Managers do not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Managers may take any of the following actions which they deem to be in the best interests of the Feeder Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Master Fund will be substantially similar to those of the limited partners (the “Partners”) of the Feeder Funds. Whenever a Feeder Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Feeder Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Each of the Funds’ Form N-PX filings are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the investment committee of the Adviser and MCCM (the “Investment Committee”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 9, 2016:

Name of Investment Committee Member	Title	Length of Time of Service to the Funds	Business Experience During the Past 5 Years	Role of Investment Committee Member

Mark W. Yusko	Chief Investment Officer of the Funds	Since inception	Mr. Yusko has been Chief Investment Officer of the Funds since inception and President and Chief Executive Officer of MCCM since July, 2004. Previously, Mr. Yusko served as President and	Asset allocation; underlying manager selection; and

Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.

portfolio construction.

David B. Perkins	Chief Executive Officer of the Investment Manager and President of the Funds	Since inception

Mr. Perkins has been the Chief Executive Officer of Hatteras Funds, LP from 2014 to present and founded Hatteras Funds and its affiliated entities in September 2003 Prior to that, he was co-founder and Managing Partner of CapFinancial Partners, LLC

Strategic recommendations and portfolio oversight.

Mike Hennessy	Managing Director of MCCM	Since March 28, 2013	Mr. Hennessy joined the Master Fund’s portfolio management team in March 2013. Mr. Hennessy is a Co-founder of MCCM and serves as the Director of Investments.	Portfolio management

Josh Tilley	Managing Director of MCCM	Since March 28, 2013	Mr. Tilley joined the Master Fund’s portfolio management team in March 2013. Mr. Tilley is a Principal of Investments at MCCM and one of the founding members of MCCM’s investment team.	Portfolio management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Feeder Funds, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of March 31, 2016:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

Mark W. Yusko	Registered Investment Companies	2	$145,000,000	0	$0
	Other Pooled Investment Vehicles *	32	$1,400,000,000	28	$1,400,000,000
	Other Accounts	12	$1,200,000,000	6	$500,000,000

David B. Perkins	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mike Hennessy	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Josh Tilley	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles *	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*                 The assets in the “Other Pooled Investment Vehicles” section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Yusko, Perkins, Hennessy and Tilley are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Managers has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to the Adviser; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of March 31, 2016:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned

Mark W. Yusko	None
David B. Perkins	$10,001 to $50,000
Mike Hennessy	None
Josh Tilley	None

(b)       Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Core Alternatives TEI Institutional Fund, L.P.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 9, 2016

By (Signature and Title)*

/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

Date	June 9, 2016

* Print the name and title of each signing officer under his or her signature.